LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JUNE 10, 2010 TO THE

PROSPECTUS DATED FEBRUARY 17, 2010 OF

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

The following text replaces the section of the Prospectus entitled “Management—Portfolio managers” on Page 17 of the Prospectus:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Ryan K. Brist, Michael C. Buchanan, Christopher D. Diegelman, and Keith J. Gardner. Messrs. Leech, Walsh, Buchanan and Gardner have served as portfolio managers of the fund since its inception. Messrs. Brist and Diegelman became portfolio managers for the fund in June 2010. These portfolio managers work together with a broader investment management team.

The following text replaces the section of the Prospectus entitled “More on fund management—Portfolio managers—Legg Mason Western Asset SMASh Series EC Fund”

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech, Stephen A. Walsh, Ryan K. Brist, Michael C. Buchanan, Christopher D. Diegelman and Keith J. Gardner. Messrs. Leech, Walsh, Buchanan and Gardner have served as portfolio managers of the fund since inception. Messrs. Brist and Diegelman became portfolio managers of the fund in June 2010. Messrs. Leech, Walsh, Buchanan and Gardner have been employed by Western Asset in the capacity of portfolio managers for more than five years.

Prior to June 2010, Mr. Brist has been employed by Western Asset in the capacity of portfolio manager since 2009 and was Chief Investment Officer, Portfolio Manager with Logan Partners, L.P. from 2007 to 2009 and Co-Chief Investment Officer, Senior Portfolio Manager with Delaware Investment Advisors from 2000 to 2007. Prior to June 2010, Mr. Diegelman was a research analyst with Western Asset since 1998.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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